Income Taxes (FY)	12 Months Ended
Jun. 30, 2019
Income Tax Disclosure [Abstract]
Income Taxes
Note 11 — Income Taxes

For financial reporting purposes, net loss showing domestic and foreign sources was as follows (in thousands):

	Year Ended June 30,
	2019	2018
Domestic	$(3,218)	$(5,174)
Foreign	(7,498)	(4,560)
Net loss	$(10,716)	$(9,734)

Provision for income taxes

The effective income tax rate was 0.0% and 1.3% for the years ended June 30, 2019 and 2018 respectively.  The following table reconciles the income tax benefit with income tax expense that would result from application of the statutory federal tax rate, 21% and 28% for the years ended June 30, 2019 and 2018, respectively, to loss before income tax expense (benefit) recorded (in thousands):

	June 30,
	2019	2018
Net loss before income tax	$(10,716)	$(9,734)
Computed tax benefit at statutory rate	(2,250)	(2,726)
Taxes in foreign jurisdictions with rates different than US	1,782	1,210
Impact of U.S. tax reform	—	11,633
Other	551	895
Deferred Tax Adjustments (1)	1,574	10,988
Valuation allowance	(1,657)	(22,129)
Income tax expense/(benefit)	$—	$(129)

(1)	The net of adjustments of $1.6 million primarily related to stock option forfeitures in the amount of approximately $2 million, offset by part by the changes in accrued accounts.

Deferred tax assets

Net deferred tax assets of continuing operations consisted of the following (in thousands):

	June 30,
	2019	2018
Deferred tax assets (liabilities):
Net operating loss carry forward	$11,028	$10,594
Warrant FMV Change	(394)	(26)
Depreciation and amortization	18	1
Stock-based expense	2,338	4,506
Investment in joint ventures	1,694	1,381
Accruals	244	129
Subtotal	14,928	16,585
Valuation allowance	(14,928)	(16,585)
Net deferred assets	$—	$—

At June 30, 2019, the Company had approximately $51.2 million of U.S. federal net operating loss (“NOL”) carry forwards, and $0.9 million of China NOL carryforward. The China NOL carryforward have expiration dates through 2024 and the U.S. NOL carryforward begin expiring in 2028, with NOLs for the fiscal years ending after 2017 carryforward indefinitely, approximately $6.2 million.

The Company’s tax returns are subject to periodic audit by the various taxing jurisdictions in which the Company operates, which can result in adjustments to its NOLs. There are no significant audits underway at this time.

In assessing the Company’s ability to utilize its deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Based on the level of historical taxable income and projections for future taxable income over the periods in which the deferred tax assets are deductible, management believes it is more likely than not that the Company will not realize the benefits of these deductible differences.  Future changes in estimates of taxable income or in tax laws may change the need for the valuation allowance.

The Company and two of its subsidiaries file income tax returns in the U.S. federal jurisdiction, and various states and foreign jurisdictions.  Generally, the Company will inventory tax positions related to tax items for all years where the statute of limitations for the assessment of income taxes has not expired. The Company’s open tax years are from June 30, 2009 forward through and including June 30, 2018.  Since these periods all have NOL carryforwards, the normal statute of limitations will technically not expire unless and until the NOLs expire or are utilized.  As of June 30, 2019, the domestic and foreign tax authorities have not proposed any adjustments to the Company’s material tax positions. The Company establishes reserves for positions taken on tax matters which, although considered appropriate under the regulations, could potentially be successfully challenged by authorities during a tax audit or review.  The Company did not have any liability for uncertain tax positions as of June 30, 2019 or 2018.